EXHIBIT 32

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


         Pursuant to section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of Newgold, Inc., a Delaware corporation (the "Company"), do hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the quarter ended April 30, 2004 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

         (1) the 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     NEWGOLD, INC.


Dated:  December 20, 2004               /s/ SCOTT DOCKTER
                                        ----------------------------------------
                                        Scott Dockter, President and Chief
                                        Executive Officer

Dated:  December 20, 2004               /s/ JAMES KLUBER
                                        ----------------------------------------
                                        James Kluber, Chief Financial Officer